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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20543



                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) November 3, 2000


                          Commission File No. 1-11706


                        CARRAMERICA REALTY CORPORATION
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            (Exact name of registrant as specified in its charter)



                Maryland                                 52-1796339
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    (State or other jurisdiction of            (I.R.S. Employer Identification
     incorporation or organization)                          Number)

                 1850 K Street, N.W., Washington, D.C.  20006
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              (Address or principal executive office) (Zip code)

      Registrant's telephone number, including area code:   (202) 729-1000
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                         CarrAmerica Realty Corporation
                                    Form 8-K


Item 7  Financial Statements and Exhibits

        (c)  Exhibits

             Exhibits
             Number
             -------

             99.1 Press Release, November 3, 2000 entitled "Supplemental Operating and Financial Data".

Item 9  Regulation FD Disclosure

        Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Information included in the Company's press release, dated November 3, 2000

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 3, 2000


CARRAMERICA REALTY CORPORATION


By:  /s/  Stephen E. Riffee
     --------------------------------
     Stephen E. Riffee
     Principal Accounting Officer

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                                 EXHIBIT INDEX

Exhibit
Number
-------

99.1      Press Release, November 3, 2000 entitled "Supplemental Information"

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